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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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       Date of Report (Date of earliest event reported) December 22, 2006

                               INFOCROSSING, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                 0-20824              13-3252333
    (State or other jurisdiction    (Commission            (IRS Employer
          Of incorporation)         File Number)         Identification No.)



      2 CHRISTIE HEIGHTS STREET LEONIA, NEW JERSEY               07605
        (Address of principal executive offices)               (Zip Code)

                                 (201) 840-4700
              (Registrant's telephone number, including area code.)


                                       N/A
         (Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A. 2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240. 14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

SAFE HARBOR FOR FORWARD-LOOKING AND CAUTIONARY STATEMENTS

This report contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. As such, final results could differ from estimates or expectations due to risks and uncertainties, including, but not limited to: incomplete or preliminary information; changes in government regulations and policies; continued acceptance of the Company's products and services in the marketplace; competitive factors; closing contracts with new customers and renewing contracts with existing customers on favorable terms; expanding services to existing customers; new products; technological changes; the Company's dependence upon third-party suppliers; intellectual property rights; difficulties with the identification, completion, and integration of acquisitions, including the integration of Infocrossing, LLC, f/k/a/ (i)Structure, LLC; and other risks. For any of these factors, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information from Item 5.02(e) below is incorporated by reference into this
Item 1.01.


ITEM 5.02(e) COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The employment contract between Robert Wallach and the Company (the
"Agreement") was amended as of December 22, 2006 to (i) extend the Term by one year and to (ii) further provide that the Full-Time Term would be extended to include 2007 and the Part-Time Term would be years 2008 through 2010; and the Reduced Part-Time Term would be years 2011 and 2012. The capitalized terms in this paragraph have the meanings ascribed to them in the Agreement. Mr.
Wallach is the Company's Vice Chairman, President and Chief Operating Officer, and the Agreement is described in Note 6 of the Notes to Financial Statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2005.

The preceding is qualified in its entirety by reference to the Agreement, which was attached as Exhibit 10.2 to a Current Report on Form 8-K filed January 5, 2005, and the amendment filed herewith.


ITEM 9.01(d) EXHIBITS

The following materials are attached as exhibits to this Current Report on Form 8-K:

EXHIBIT
NUMBER                                 DESCRIPTION
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   10          Amendment One to Employment Agreement between the Company and
               Robert Wallach


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 22, 2006            INFOCROSSING, INC.
                                   Registrant

                                   By:  /s/ NICHOLAS J. LETIZIA
                                        ---------------------------
                                        Name: Nicholas J. Letizia
                                        Title: SVP, General Counsel & Secretary

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                 DESCRIPTION
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      10 Amendment One to Employment Agreement between the Company and Robert Wallach

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